SEC File #0-11411
                                                      Definitive Proxy Statement

================================================================================

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                   Q-MED, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1. Title of each class of securities to which transaction applies:
     ___________________________________________________________________________


     2. Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________


     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     ___________________________________________________________________________


     4. Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________


[ ] Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:
     ___________________________________________________________________________


     2. Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________


     3. Filing Party:
     ___________________________________________________________________________


     4. Date Filed:
     ___________________________________________________________________________


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


                                   Q-MED, INC.
                              100 Metro Park South
                        Laurence Harbor, New Jersey 08878


                                   ----------

                            NOTICE OF ANNUAL MEETING

                                   ----------


                                                                  April 30, 1997

     NOTICE IS HEREBY given that the Annual Meeting of the stockholders of Q-Med, Inc. (the "Company"), will be held at the Sheraton at Woodbridge Place, Iselin New Jersey 08830, on May 30, 1997 at 10:00 A.M., for the following purposes:

     1.   To elect a board of directors.

     2.   To approve and authorize the Company's 1997 Equity Incentive Plan.

     3. To ratify the selection of the Company's independent certified public accountants for the next fiscal year.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The board of directors has fixed the close of business on April 28, 1997 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the 1997 Annual Meeting of stockholders. Only stockholders of record as of the close of business on April 28, 1997 will be entitled to notice of and to vote at the annual meeting.

     Please sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

     THE COMPANY URGES THAT AS MANY STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT AND THEN FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE PRESENT IN PERSON AT THE MEETING, YOU MAY VOTE IN PERSON REGARDLESS OF HAVING SENT IN YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING AND YOUR PROMPTNESS WILL ASSIST US IN PREPARATIONS FOR THE MEETING.



                                          By Order of the Board of Directors


                                          HERBERT H. SOMMER,
                                          Secretary

                                   Q-MED, INC.
                              100 Metro Park South
                        Laurence Harbor, New Jersey 08878


                                   ----------

                                PROXY STATEMENT

                                   ----------


                                                                  April 30, 1997

     This proxy statement sets forth certain information with respect to the accompanying proxy proposed to be used at the 1997 Annual Meeting of stockholders (the "Meeting") of Q-Med, Inc. (the "Company") or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The proxy statement and enclosed form of proxy are first being mailed to stockholders on April 26, 1997. The board of directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return same immediately.

     Shares of the Company's common stock, $.001 par value (the "Common Stock"), represented by valid proxies in the enclosed form, executed and received in time for the meeting, will be voted as directed, or if no direction is indicated, will be voted for the election as directors of the nominees described herein and in favor of proposal No. 2 and 3. Proxies are being solicited by mail, and, in addition, officers and regular employees of the Company may solicit proxies by telephone or personal interview. As is customary, the expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

     PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO BEING VOTED EITHER BY WRITTEN NOTICE DELIVERED TO THE SECRETARY OF THE COMPANY OR BY VOTING AT THE MEETING IN PERSON.

     The mailing address of the principal executive offices of the Company is 100 Metro Park South, 3rd Floor, Laurence Harbor, NJ 08878. The annual report of the Company for the fiscal year ended November 30, 1996 ("Fiscal 1996") including consolidated financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations, accompanies this proxy statement.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's by-laws provide that the board of directors be comprised of three to fifteen directors. The board of directors have, pursuant to the by-laws, fixed the number of directors to serve until the next annual meeting of stockholders at five. Therefore, five directors are to be elected until the next annual meeting or until their successors have been elected and qualified. Proxies are solicited in favor of the nominees named below, all of whom are now serving as directors. In the event one or more of the nominees is unable to serve as a director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the board of directors. The Company is unaware of any information which would indicate that any of the nominees will be unable to serve and is not presently considering any additional persons to serve on the board.

                                             Director
          Name                         Age    Since         Present Title
          ----                         ---    -----         -------------

Michael W. Cox ....................    55     1983    Chief Executive Officer,
                                                        President and Treasurer

Howard L. Waltman .................    64     1996    Chairman of the Board

Richard I. Levin, M.D. ............    48     1983    Vice President, Medical
                                                        Director, and Director

Robert A. Burns ...................    71     1983    Director

Herbert H. Sommer .................    39     1996    Secretary and Director

     Directors are elected to serve until the next Annual Meeting of shareholders and until their successors have been elected and qualified. The Company's officers are appointed by the board of directors and hold office at the will of the board.

     Mr. Cox, a founder of the Company, has served as its Chairman, President and Treasurer since February, 1983.

     Mr. Waltman was appointed Chairman of the Board in June 1996. Mr. Waltman serves as a director of Express Scripts, Inc. from September 1986 and as Chairman from March 1992. Mr. Waltman was Chairman of the Board and Chief Executive Officer of Sanus Corp. Health Systems, a wholly owned subsidiary of New York Life, which is now known as NYLCare ("Sanus"). From September 1992 to December 31, 1995, Mr. Waltman served as the Chairman of the Board of Sanus. Mr. Waltman is presently principally engaged as an independent business consultant.

     Dr. Levin, a founder of the Company, has been Vice President, Medical Director and Secretary of the Company since February, 1983. Dr. Levin is a Professor of Medicine at New York University School of Medicine. Dr. Levin also serves as Director of the New York University School of Medicine Laboratory for Cardiovascular Research and is the President of the American Heart Association, New York City affiliate. He is certified as a Diplomat from the National Board of Medical Examiners, American Board of Internal Medicine and in the sub-specialty of Cardiovascular Diseases (American Board of Internal Medicine and Cardiology). Dr. Levin also is a Fellow of the American College of Physicians, Fellow of the American College of Cardiology, and a member of the American Federation for Clinical Research, among other professional affiliations. Dr. Levin devotes such time and attention to the business affairs of the Company as he and the Company's board of directors deem appropriate.

     Mr. Burns, a founder of the Company, has served as a director and consultant to the Company since February, 1983. Since 1981, Mr. Burns has been the sole shareholder and President of Stuart Allen, Inc., a corporation, engaged in marketing, consulting and contract administration. From 1980 to 1981, Mr. Burns was the President of High Stoy Technological Corporation, a company that manufactured and sold medical ultrasound equipment and whose assets were sold to Squibb Corporation. From 1972 to 1979, Mr. Burns was President and Chief Operating Officer of MetPath, Inc., which operates a national clinical reference laboratory and which has since been acquired by Corning Glass Works, Inc.

     Mr. Sommer was appointed a Director and Secretary of the Company in June 1996. Mr. Sommer, whose firm, Sommer & Schneider LLP, serves as the Company's outside general counsel, has engaged in the private practice of law for the past 13 years and is licensed to do so in the State of New York. Mr. Sommer served as a director of MediData International, Inc. during 1994. Mr. Sommer's distinctions include serving as the founding Chairman of the Securities Law Committee of the Nassau County Bar Association from 1989 to 1991.

     For information concerning meetings, committees and compensation paid to the above nominees during Fiscal 1996, see "Information Concerning the Board of Directors and Committees."

                                 PROPOSAL NO. 2

                           1997 EQUITY INCENTIVE PLAN


     On April 8, 1997, the Board of Directors of the Company adopted the Q-Med, Inc. 1997 Equity Incentive Plan (the "Plan") and directed that it be presented to the stockholders for their approval and adoption. The Incentive Plan designates a Stock Option Committee appointed by the Board of Directors and authorizes the Stock Option Committee to grant or award to eligible participants of the Company and its subsidiaries and affiliates, until July 31, 2007, stock options, stock appreciation rights, restricted stock or deferred stock awards for up to 600,000 shares of the common stock of the Company. The initial members of the Stock Option Committee are Robert Burns, Herbert Sommer and Howard Waltman.

     The following is a general description of certain features of the Incentive Plan which is annexed to this Proxy as an Exhibit.

     1. ELIGIBILITY. Officers, other key employees and consultants of the Company, its subsidiaries and its affiliates who are responsible for the management, growth and profitability of the business of the Company, its subsidiaries and its affiliates are eligible to be granted stock options, stock appreciation rights, and restricted or deferred stock awards under the Plan. Directors are eligible to receive Director Stock Options.

     2. ADMINISTRATION. The Incentive Plan is administered by the Stock Option Committee of the Company. The Stock Option Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Incentive Plan.

     3. STOCK OPTIONS. The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISO's") under section 422 of the Internal Revenue Code of 1986 and stock options that do not so qualify ("Non-Qualified Stock Options"). The option exercise price for each share covered by an option shall be determined by the Stock Option Committee but shall not be less than 100% of the fair market value of a share on the date of grant. The term of each option will be fixed by the Stock Option Committee, but may not exceed 10 years from the date of the grant in the case of an ISO or 10 years and two days from the date of the grant in the case of a Non-Qualified Stock Option.

     4. STOCK APPRECIATION RIGHTS. Non-transferable stock appreciation rights ("SAR's") may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock of the Company (as determined by the Stock Option Committee), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Each SAR will terminate upon the termination of the related option.

     5. RESTRICTED STOCK. Restricted shares of the common stock may be awarded by the Stock Option Committee subject to such conditions and restrictions as they may determine, which may include the attainment of performance goals. The Stock Option Committee shall also determine whether a recipient of restricted shares will pay a purchase price per share or will receive such restricted shares without, any payment in cash or property.

     6. DEFERRED STOCK. Deferred stock awards may also be made under the Plan. These are non-transferable awards entitling the recipient to receive common stock of the Company without any payment in cash or property in one or more installments at a future date or dates, as determined by the Stock Option Committee. Receipt of deferred stock may be conditioned on such matters as the Stock Option Committee shall determine, including continued employment or attainment of performance goals.

     7. LOAN PROVISIONS. The Incentive Plan authorizes the Company, with the consent of the Stock Option Committee, to make or arrange for loans to employees in connection with the exercise of options or the payment of any purchase price for restricted stock granted under the Plan or the payment of Federal and State income taxes resulting from the granting or exercising of options or other awards under the Plan. The Stock Option Committee has full authority to decide whether to make such loans and to determine the term and provisions of any such loans including interest charged and repayment terms.

     8. TRANSFER RESTRICTIONS. Grants under the Plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

     9. TERMINATION OF BENEFITS. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the Plan may exercise Options, SAR's and receive the benefits of restricted stock grants following their termination or their employment or tenure as a Director as the case may be.

     10. CHANGE OF CONTROL. The Plan provides that (a) in the event of a "Change of Control" (as defined in the Plan), unless otherwise determined by the Stock Option Committee prior to such Change of Control, or (b) to the extent expressly provided by the Stock Option Committee at or after the time of grant, in the event of a "Potential Change of Control" (as defined in the Plan), (i) all stock options and related SAR's (to the extent outstanding for at least six months) will become immediately exercisable: (ii) the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards will lapse and the shares in question will be fully vested: and (iii) the value of such options and awards, to the extent determined by the Stock Option Committee, will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Stock Option Committee. The Change of Control and Potential Change of Control provisions may serve as a disincentive or impediment to a prospective acquirer of the Company and, therefore, may adversely affect the market price of the common stock of the Company.

     11. AMENDMENT OF THE PLAN. The Plan may be amended from time to time by majority vote of the Board of Directors provided as such amendment may affect outstanding options without the consent of an option holder nor may the plan be amended to increase the number of shares of common stock subject to the Plan without stockholder approval.

STOCKHOLDER VOTE REQUIRED

     The affirmative vote of a majority of the shares present in person and by proxy and voting at the meeting is required for the adoption of the above described plan.

     The board of directors recommends a vote FOR the adoption of the 1997 Equity Incentive Plan.

                                 PROPOSAL NO. 3

              TO RATIFY THE SELECTION OF AMPER, POLITZINER & MATTIA
                   AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The board of directors has recommended that Amper, Politziner & Mattia be retained as the Company's independent certified public accountants for the fiscal year ending November 30, 1997. Although this recommendation is not required to be submitted to a vote of stockholders, the board of directors believes it appropriate as a matter of policy that this recommendation be submitted for ratification at the Company's annual meeting. In the event the stockholders do not ratify the retention of Amper, Politziner & Mattia, the selection of other independent auditors will be considered by the board of directors. See "Relationship with Independent Certified Public Accountants."

STOCKHOLDER VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present in person and by proxy and voting at the Meeting is required for ratification of the selection of independent certified public accountants.

     The board of directors recommends a vote FOR ratification of the selection of Amper, Politziner & Mattia.

                        VOTING SECURITIES AND RECORD DATE

     Holders of Common Stock of the Company of record at the close of business on April 28, 1997, are entitled to notice and to vote at the Meeting. At the close of business on March 27, 1997, the Company had 9,530,381 shares of Common Stock outstanding, each of which entitled the holder thereof to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 27, 1997, the number and percentage of shares of Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company and by all executive officers and directors of the Company, as a group:

                                                Approximate         Approximate
                                                 Number of          Percent of
Name                                             Shares (1)          Class (2)
----                                             ----------         ----------
Michael W. Cox ...........................       1,451,557(3)               15%

Robert A. Burns ..........................         146,858                   2%

Richard I. Levin, M.D. ...................         338,198(4)                3%

Howard Waltman ...........................         190,000(5)                2%

Herbert H. Sommer ........................          30,000(6)     (LESS THAN)1%

William E. Fay, Jr. ......................         514,100(7)                5%

Officers and Directors as a
  Group (6 Persons) ......................       2,338,113(8)               22%

----------

(1) Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, beneficial ownership includes both sole investment and voting power.

(2) Based upon 9,530,381 shares of Common Stock outstanding as of March 27, 1997 and, with respect to each stockholder, the number of shares which would be outstanding upon the exercise by such stockholder of outstanding options to acquire stock.

(3) Includes 291,412 shares which may be obtained upon the exercise of outstanding options.

(4) Includes 313,912 shares which may be obtained upon the exercise of outstanding options.

(5) Consists of 190,000 shares which may be obtained upon the exercise of outstanding warrants.

(6) Consists of 30,000 shares which may be obtained upon the exercise of outstanding warrants.

(7) Includes 246,500 shares owned by Mr. Fay's wife, 17,000 shares owned by a non-profit family foundation of which Mr. Fay is a trustee and Secretary; 41,800 shares owned by trusts established for Mr. Fay's daughter, of which Mr. Fay is trustee; and 25,000 shares which are the subject of a stock purchase warrant.

(8) Includes a total of 1,014,324 shares which may be obtained by officers and directors upon the exercise of outstanding options or warrants.


     The business address of Messrs. Cox, Burns and Levin is 100 Metro Park South, Laurence Harbor, New Jersey 08878. Mr. Fay's business address is Suite 5100, Three First National Plaza, Chicago, Illinois 60602. Mr. Waltman's buisness address is c/o Galen Associates, 666 Third Avenue, Suite 1400, New York, New York 10017. Mr. Sommer's business address is Sommer & Schneider LLP, 600 Old Country Road, Suite 535, Garden City, New York 11530.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten-percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended November 30, 1995 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except Mr. Waltman and Mr. Sommer, who each filed one report late.

            INFORMATION CONCERNING BOARD OF DIRECTORS AND COMMITTEES

GENERAL

     During Fiscal 1996, the Company paid no director's fees. All directors are reimbursed for travel and other expenses relating to attendance at board meetings. Directors who are officers of the Company receive no additional compensation for service on the board. The present board does not have any committees.

MEETINGS

     During Fiscal 1996, the board of directors met formally four times. All such meetings were attended by all of the directors.

                                                   EXECUTIVE COMPENSATION

     The following table sets forth certain summary information regarding the compensation of the Company's Chief Executive
Officer and each of its other executive officers whose total salary and bonus for the fiscal year ended November 30, 1996 exceeded $100,000:


   Name and                 Year                                Other       Restricted                             All Other
   Principal               Ended                               Annual          Stock       Options/      LTIP       Compen-
   Position               Nov. 30,      Salary      Bonus    Compensation     Awards         SARs     Payouts       sation
   --------               --------     --------     -----    ------------     ------       --------     -------    --------
Michael W. Cox ..........   1996       $110,400     $ -0-        $ -0-          -0-          0/0         $ -0-       $ -0-
  President, Chief          1995        110,400       -0-          -0-          -0-          0/0           -0-         -0-
  Executive Officer         1994         93,507       -0-          -0-          -0-        60,000/0        -0-         -0-

Richard I. Levin ........   1996       $118,260     $ -0-        $ -0-          -0-          0/0         $ -0-       $ -0-
  Secretary                 1995        117,885       -0-          -0-          -0-        70,000/0        -0-         -0-
                            1994        113,619       -0-          -0-          -0-        60,000/0        -0-         -0-


STOCK OPTION PLANS

     On February 3, 1986, the Company's board of directors adopted an incentive stock option plan entitled, "Q-Med, Inc. 1986 Incentive Stock Option Plan" (the "1986 Plan"). The 1986 Plan was approved by the Company's shareholders in April, 1986. In December, 1986, the 1986 Plan was amended to authorize the issuance of non-qualifying stock options ("Non-Qualifying Options") with a maximum exercise period of ten years and to bring the administration of outstanding Non-Qualifying Options within the 1986 Plan.

     Pursuant to the 1986 Plan, 700,000 shares of the Company's Common Stock were reserved for issuance upon exercise of options. Options are granted by an independent committee appointed by the board of directors of the Company and no member of such committee is eligible to receive any options under the 1986 Plan. Options permit the grantees to purchase shares of the Company's Common Stock at a price equal to at least 100% of the market value of the stock at the date of grant. The Options are exercisable for a period of up to five years from the date of the grant, in the case of Incentive Stock Options and ten years in the case of Non-Qualifying Stock Options, are non-transferable and are not exercisable after 3 months if the employee leaves the Company's employ.

     As of November 30, 1996, there were options to purchase 60,667 shares of Common Stock available to be granted under the 1986 Plan.

     In September, 1990, the board of directors adopted the Q-Med, Inc. 1990 Employee Stock Incentive Plan (the "1990 Plan"). The 1990 Plan was approved by the Company's stockholders at the Company's Annual meeting in November, 1990. Pursuant to the 1990 Plan eligible participants of the Company, its subsidiaries and affiliates may receive, until September 25, 2000, stock options, stock appreciation rights, restricted stock or deferred stock awards for up to 1,000,000 shares of the Company's Common Stock.

     Pursuant to the 1990 Plan, an independent committee, in its discretion, determines those directors of the Company to be granted Director Stock Options and those officers and other key employees of the Company, its subsidiaries and affiliates to be granted Employee Stock Options, Stock Appreciation Rights, Restricted Stock Awards or Deferred Stock Awards or a combination, thereof; the type of grants to be made; the number of shares subject to such grants; the terms and conditions of the awards, including restrictions on Director Stock Options, Employee Stock Options or other awards and/or the stock relating thereto based on performance and/or such other factors as the Committee in its sole discretion determines and vesting acceleration features based on performance and/or such other factors as the Committee in its sole discretion determines; and whether, to what extent and under what circumstances stock and other amounts payable with respect to an award may be deferred either automatically or at the participant's election.

     As of November 30, 1996, there were options to purchase 28,379 shares of Common Stock available to be granted under the 1990 Plan.

     In March 1997 the Company's Board of Directors adopted the Q-Med 1997 Equity Incentive Plan (the "1997 Plan"). See Proposal No. 2, above.

     The following table sets forth as to each executive officer of the Company listed in the Summary Compensation table above concerning certain options granted during the year ended November 30, 1996:

                                        % of Total
                                       Options/SARs
                           Options/     Granted to      Exercise or
                             SARs      Employees in      Base Price   Expiration
        Name               Granted      Fiscal Year      Per Share       Date
        ----               --------    ------------     -----------   ----------
Michael W. Cox ..........     0             N/A             $ -0-         N/A

Richard I. Levin ........     0             N/A             $ -0-         N/A

     The following table set forth as to each executive officer listed in the Summary Compensation table above certain information concerning the exercise of options during the year ended November 30, 1996 and options outstanding as of such date:

                                                                      Value of
                                                    Number of       Unexercised
                                                   Unexercised     in-the-Money
                         Shares                      Options         Options
                        Acquired       Value       Exercisable/    Exercisable/
      Name             on Exercise    Realized    Unexercisable   Unexercisable
      ----             -----------    --------    -------------   --------------
Michael W. Cox ......     -0-          $ -0-        291,412/0      $2,126,443/0

Richard I. Levin ....   50,000        $506,250      313,912/0      $2,160,818/0


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors does, during fiscal 1996 have a compensation or similar committee. Levels of compensation were set based upon the Company's long standing pay policies with respect to executive officers. During the last fiscal year the Company was a "small business issuer".

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended November 30, 1996, the Company paid Sommer & Schneider LLP and the Law Offices of Herbert H. Sommer an aggregate of $64,803.76 for legal services and expenses. Mr. Sommer, a director of the Company is a partner in Sommer & Schneider LLP and was the sole proprietor of the Law Offices of Herbert H. Sommer. During fiscal 1996, the Company granted Mr. Sommer warrants to purchase 25,000 shares of the Company's common stock for a three year period at an exercise price of $8.75 per share.

     In February 1996 the Company issued warrants to Howard Waltman to purchase an aggregate of 150,000 shares of common stock at $5.75 per share. The Warrants became exercisable on October 1, 1996.

     It is the Company's policy not to engage in transactions with officers, directors, principal stockholders or affiliates or any of them unless such transactions have been approved by a majority of the disinterested directors and are upon terms no less favorable to the Company than could be obtained from an unaffiliated party in an arm's length transaction. During fiscal 1996 there were no transactions between the Company and any officer, director or principal stockholder except as disclosed above with respect to executive compensation and stock options.

                               COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns on the common stock of the Company from November, 1991 through November 30, 1996 with the cumulative total return on the NASDAQ Stock Market - U.S. and the cumulative total return on a group of NASDAQ Health Services Stocks (SIC Code 80) compiled by the Center for Research in Security Prices at the University of Chicago (the "Peer Group"). The Company did not pay any dividends during this period.

     The graph assumes an investment of $100 in each of the Company, the NASDAQ Stock Market - U.S. and the Peer Group on November 30, 1991. The comparison also assumes that all dividends are reinvested.

--------------------------------------------------------------------------------
                  GRAPHICAL REPRESENTATION OF DATA TABLE BELOW

                     COMPARISON OF CUMULATIVE TOTAL RETURNS


                               1991     1992     1993     1994     1995     1996
                               ----     ----     ----     ----     ----     ----
Nasdaq Market Index ........    100      126      146      146      208      255

SIC Code Index .............    100      118      132      151      180      185

Q-med, Inc. ................    100      157      107       85      486      579
--------------------------------------------------------------------------------

     The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock. The stock price performance graph shall not be deemed to be incorporated into any filing under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates this information by reference.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Company's board of directors have appointed Amper, Politziner & Mattia, independent certified public accountants to serve as auditors for fiscal 1997. Amper, Politziner & Mattia audited the Company's financial statements as of and for each of the years ended November 30, 1994, 1995 and 1996.

     A representative of the firm of Amper, Politziner & Mattia is expected to be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

                                  ANNUAL REPORT

     The Company's annual report for Fiscal 1996 is enclosed herewith.

     A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO:

                                   Q-MED, INC.
                              100 Metro Park South
                            Laurence Harbor, NJ 08878
                                Att: Comptroller


                             STOCKHOLDER PROPOSALS

     Proposals by Stockholders intended to be presented at the next annual meeting to be held in 1998 must be received by the Secretary of the Company on or before December 29, 1997 in order to be included in the proxy statement for that meeting.

                                 OTHER BUSINESS

     There is no matter other than those described above, so far as is known to the management of the Company, at the date of this proxy statement, to be acted on at the meeting. It is intended, however, if other matters come up for action at said meeting or any adjournments thereof, that the persons named in the enclosed form of proxy shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by proxies received by them, in regard to such other matters, as seems to said persons in the best interests of the Company and its stockholders.


                                             Q-MED, INC.


                                             HERBERT H. SOMMER
                                             Secretary

                                   Q-MED, INC.

                           1997 EQUITY INCENTIVE PLAN

1. NAME AND PURPOSE.

     The name of this plan is the Q-MED, INC. 1997 Equity Incentive Plan (the "Plan"). The purpose of this Plan is to enable Q-MED, INC. (the "Company") and its Subsidiaries and Affiliates to attract and retain employees, consultants and directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees and directors to participate in the long-term success and growth of the Company through an equity interest in the Company.

2. DEFINITIONS.

     For purposes of this Plan, the following terms shall be defined as set forth below:

     "Affiliate" means any corporation (other than a subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a ten percent (10%) beneficial ownership interest.

     "Board" means the Board of Directors of the Company.

     "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful or grossly negligent action which is demonstrably inimical to the interests, business or reputation of the Company or any Subsidiary or Affiliate.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

     "Committee" means the Stock Option Committee of the Board, whose members shall be appointed from time to time by the Board. If at any time no Committee shall be in existence, the functions of the Committee specified in this Plan shall be exercised by the Board.

     "Commission" means the Securities and Exchange Commission.

     "Company" means Q-MED, INC., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     "Deferred Stock" means an award made pursuant to Section 10 of the right to receive Stock at the end of a specified deferral period.

     "Director Stock Option" means any option to purchase shares of Stock granted pursuant to Section 7.

     "Disability" means total and permanent disability as determined under the Company's long term disability program.

     "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

     "Fair Market Value" means, as of any given date, the closing price of the Stock on such date on the National Association of Securities Dealers Automated Quotation System (NASDAQ) National Market System, or if not then traded or listed on that system, on the securities trading system or stock exchange on which the Stock is then primarily traded or listed; or if the stock is not traded or listed on an exchange the average of the reported bid and ask price on such date.

     "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Code Section 422.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Normal Retirement," solely for the purpose of this Plan means retirement from active employment with the Company, any Subsidiary, and any Affiliate on or after age 65.

     "Plan" means this 1992 Employee Stock Incentive Plan.

     "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 9.

     "Retirement" means Normal Retirement.

     "Stock" means the common stock of the Company.

     "Stock Appreciation Right" means a right granted under Section 8 to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

     "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3. ADMINISTRATION.

     This Plan shall be administered by the Committee which shall at all times consist of not less than three Disinterested Persons, each of whom shall be members of the Board of the Directors. The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of this Plan:
(i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, or
(iv) Deferred Stock. In particular, the Committee shall have the authority to:

     3.1 Select the officers, other employees and consultants of the Company, its Subsidiaries, and its Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards, or a combination of the foregoing from time to time will be granted hereunder;

     3.2 Determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, or a combination of the foregoing are to be granted hereunder;

     3.3 Determine the number of shares of Stock to be covered by each such award granted hereunder;

     3.4 Determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder, including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

     3.5 Determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

     3.6 Adopt, alter, and repeal such administrative rules, guidelines, and practices governing this Plan as it shall, from time to time, deem advisable;

     3.7 Interpret the terms and provisions of this Plan and any award issued under this Plan (and any agreements relating thereto); and

     3.8 Otherwise supervise the administration of this Plan.

     All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company and participants in this Plan.

4. STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for distribution under this Plan shall be 600,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been optioned cease to be subject to option, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates, those shares shall again be available for distribution in connection with future awards under this Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under this Plan, in the number and option price of shares subject to outstanding Stock Options and Director Stock Options granted under this Plan, and in the number of shares subject to Restricted Stock or Deferred Stock awards granted under this Plan, in such manner as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

5. ELIGIBILITY.

     5.1 Officers, other employees and consultants of the Company, its Subsidiaries or its Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth, and/or profitability of the business of the Company, its Subsidiaries, or its Affiliates are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards.

     5.2 Directors of the Company (other than directors who are also officers or employees of the Company, its Subsidiaries or its Affiliates) are eligible to be granted Director Stock Options pursuant to Section 7 of the Plan.

     5.3 The optionees and participants under this Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant to an optionee or participant.

6. STOCK OPTIONS FOR EMPLOYEES.

     Stock Options may be granted either alone or in addition to other awards granted under this Plan. Any Stock Option granted under this Plan shall be in such form as the Committee from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

     The Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options, or (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights) except that Incentive Stock Options shall not be granted to employees of an Affiliate. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify either this Plan or any Incentive Stock Option under Code
Section 422. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of Code
Section 422, the Committee may, but shall not be obligated to, make such additional grants, awards, or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

     Stock Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

     6.1 Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option.

     6.2 Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable later than 10 years after the date such Incentive Stock Option is granted and no Non-Qualified Stock Option shall be exercisable later than 10 years and two days after the date such Non-Qualified Stock Option is granted.

     6.3 Exercisability. Subject to Section 6.10 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the date of grant; provided, however, that, except as provided in Sections 6.6, 6.7, and 6.8, unless otherwise determined by the Committee at grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

     6.4 Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument or mode of payment as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the shares received upon the exercise of such Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award or Deferred Stock award in question, equal to the number of shares of Restricted Stock or Deferred Stock surrendered upon the exercise of that option. No shares of unrestricted Stock shall be issued until full payment therefor has been made. An optionee shall have the right to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for those shares.

     6.5 Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     6.6 Termination by Death. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Company, any Subsidiary, and any Affiliate terminates by reason of his death, the Stock Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee or by the heir of the optionee under the laws of descent and distribution, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     6.7 Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term or such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of three months from the date of such death or for the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code
Section 422, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     6.8 Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of three months from the date of such death or for the stated term of the Stock Option, whichever period is the shorter. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an Incentive Stock Option will not be available to an optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

     6.9 Other Termination. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months from the date of termination or the balance of such Stock Option's term if the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause.

     6.10 Limit on Value of Incentive Stock Option First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of Code Section 422 are exercisable for the first time by an optionee during any calendar year under this Plan (and/or any other stock option plans of the Company, any Subsidiary and any Affiliate) shall not exceed $100,000.

7. DIRECTOR STOCK OPTIONS.

     Director Stock Options granted under this Plan shall be Non-Qualified Stock Options which are not intended to be "incentive stock options" within the meaning of Code Section 422. Director Stock Options granted under this Plan shall be in such form as the Committee may from time to time approve, and the provisions of Director Stock Options need not be the same with respect to each optionee. The Committee shall have the authority to grant any eligible optionee Director Stock Options.

     Director Stock Options granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     7.1 Option Price. The option price per share of Stock purchasable under a Director Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on the date of the grant of the Director Stock Option.

     7.2 Option Term. Each Director Stock Option shall be fixed by the Committee, but shall in no event be exercisable later than 10 years and two days after the date such Director Stock Option is granted (subject to prior termination as hereinafter provided).

     7.3 Exercisability. Director Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the date of grant. If the Committee provides, in its discretion, that any Director Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion; provided, however, that in the event of a "Change of Control" (as defined in Section 14 below), the value of all outstanding Director Stock Options that have been outstanding for at least six months shall be cashed out on the basis of the "Change of Control Price" (as defined in Section 14 below) as of the date the Change of Control occurs, and all Director Stock Options that have not been outstanding for at least six months shall be immediately exercisable.

     7.4 Method of Exercise. Director Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument or mode of payment as may, be acceptable to the Committee. Payment in full or in part may also be made in the form of Stock already owned by the optionee (based on the Fair Market value of the Stock on the date the option is exercised). No shares of Stock shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

     7.5 Non-transferability of Options. No Director Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Director Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     7.6 Termination by Disability or Death. Upon an optionee's termination of service as a director by reason of disability or death, any Director Stock Options held by such optionee may thereafter be immediately exercised by the optionee or, in the case of death, by the legal representative or the estate or by the legatee of the optionee under the will of the optionee, until the expiration of the stated term of such Director Stock Options.

     7.7 Other Termination. Upon an optionee's termination of service as a director with the Company for any reason other than disability or death, any Director Stock Options held by such optionee may thereafter be exercised, to the extent exercisable at termination, until the expiration of the stated term of such Director Stock Options.

8. STOCK APPRECIATION RIGHTS.

     8.1 Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 8.2, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive amount determined in the manner prescribed in Section 8.2. Stock Option have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     8.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

     (a) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 and this Section; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

     (b) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the sole and exclusive right to determine the form of payment.

     (c) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
          Section 6.5.

     (d) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 on the number of shares of Stock to be issued under this Plan.

     (e) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

     (f) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14).

     (g) The Committee, in its sole discretion, may also provide that, in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14), the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 14).

9. RESTRICTED STOCK.

     9.1 Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under this Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 9.2, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     9.2 Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

     (a) Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

     (b) Each participant who is awarded Restricted Stock shall be issued a stock certificate with respect to those shares of Restricted Stock. The certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Q-MED, INC. 1997 Equity Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Q-MED, INC. Copies of the Plan and the Agreement are on file in the offices of Q-MED, INC., 100 Metro Park South, 3rd Floor, Laurence Harbor, New Jersey 08878."

     (c) The Committee shall require that the stock certificates evidencing such shares will be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such award.

     9.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section shall be subject to the following restrictions and conditions:

     (a) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under this Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

     (b) Except as provided in Section 9.3(a), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

     (c) Subject to the provisions of the Restricted Stock Award Agreement and this Section, upon the participant's termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

     (d) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

10. DEFERRED STOCK AWARDS.

     10.1 Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under this Plan. The Committee shall determine the officers and key employees of the Company, its Subsidiaries and Affiliates to whom, and the time or times at which, Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred and the terms and conditions of the award in addition to those set forth in Section 10.2. The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals, or such other criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

     10.2 Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section shall be subject to the following terms and conditions:

     (a) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged, or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

     (b) At the time of the award, the Committee may, in its sole discretion, determine that amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be: (a) paid to the participant currently,
          (b) deferred and deemed to be reinvested, or (c) forfeited because the participant has no rights with respect thereto.

     (c) Subject to the provisions of the award agreement and this Section, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question including any deferred and reinvested dividends thereon shall be forfeited by the participant.

     (d) Based on performance and/or such other criteria as the Committee may determine, the Committee may, at or after the grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

     (e) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's Deferred Stock.

     (f) A participant may elect to defer further receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must be made at least six months prior to the completion of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

     (g) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock award agreement executed by the Company and the participant.

     11. LOAN PROVISIONS. With the consent of the Committee, the Company may make, guarantee, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder and/or with respect to the payment by optionee of any or all federal and/or state income taxes due on account of the granting or exercise of any stock option or other awards hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

12. AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue this Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award theretofore granted, without the optionee's or participant's consent, or which without the approval of the stockholders would:

     12.1 Except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of this Plan;

     12.2 Extend the maximum option period under Section 6.2 or 7.2 of the Plan.

     The Committee may amend the terms of any award or option (other than Director Stock Options) theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted Stock Options having higher option prices.

13. UNFUNDED STATUS OF PLAN.

     This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of an unsecured, general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of this Plan.

14. CHANGE OF CONTROL.

     The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section:

     14.1 In the event of a "Change of Control," as defined in Section 14.2, unless otherwise determined by the Committee or the Board in writing at or after grant, but prior to the occurrence of the Change of Control, or, if and to the extent so determined by the Committee or the Board in writing at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination) in the event of a "Potential Change of Control," as defined in Section 14(c):

     (a) Any Stock Appreciation Rights outstanding for at least six (6) months and any Stock Options awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested;

     (b) The restrictions and deferral limitations applicable to any Restricted Stock and Peferred Stock awards under this Plan shall lapse and such shares and awards shall be deemed fully vested; and

     (c) All outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock awards, shall, to the extent determined by the Committee at or after grant, be canceled and the holder thereof shall be paid in cash therefor on the basis of the "Change of Control Price" (as defined in Section 14.4) as of the date that the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control.

     14.2 For Purposes of Section 14.2, a "Change of Control" means the happening of any of the following:

     (a) When any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, or any Company employee benefit plan, including its trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities;

     (b) The occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of Item 6(e) of
          Schedule 14A of Regulation 14A of the Commission under the Exchange
          Act;

     (c) The occurrence of a transaction requiring stockholder approval for the acquisition of the company by an entity other than the Company or a Subsidiary, through purchase of assets, or by merger, or otherwise;

     (d)  The dissolution of the Company; or

     (e)  The sale by the Company of substantially all of its assets.

     14.3 For purposes of Section 14.1, a "Potential Change of Control" means the happening of any of the following:

     (a) The entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in
          Section 14.2;

     (b) The public announcement by any person (including the Company) of an intention to take or consider taking actions which, if consummated, would constitute a Change in Control; or

     (c) The adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

     14.4 For purposes of this Section, "Change of Control Price" means the highest price based upon the Fair Market Value per share or the price paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty day period as determined by the Committee, except that (i) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options, and (ii) in the case of Director Stock Options, the sixty day period shall be the period immediately prior to the Change of Control.

15. GENERAL PROVISIONS.

     15.1 All certificates for shares of Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission or the National Association of Securities Dealers, Inc., any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     15.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan shall not confer upon any employee of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a director, continued retention as a director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

     15.3 Each participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under this Plan shall be conditioned on such payment or arrangements and the Company (and, where applicable, its Subsidiaries and Affiliates) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. If permitted by the Committee, a participant may irrevocably elect to have the withholding tax obligation or, in the case of all awards hereunder except Stock Options which have related Stock Appreciation Rights, if the Committee so determines, any additional tax obligation with respect to awards hereunder by (a) having the Company withhold shares of Stock otherwise deliverable to the participant with respect to the award, or (b) delivering to the Company shares of unrestricted Stock; provided, however, that any such election shall be made either (i) during one of the "window" periods described in section (e) (3) (iii) of Rule 16b-3 promulgated under the Exchange Act, or (ii) at least six months prior to the date income is recognized with respect to the award.

     15.4 At the time of grant or purchase, the Committee may provide in connection with any grant or purchase made under this Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to the provisions of
Section 14 and to such other terms and conditions as the Committee my specify at the time of grant.

     15.5 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to this Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

16. EFFECTIVE DATE OF PLAN.

     This Plan shall be effective on the date it is approved by a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

17. TERM OF PLAN.

     No Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award shall be granted pursuant to this Plan on or after July 31, 2007, but awards theretofore granted may extend beyond that date.

                            CERTIFICATION Of ADOPTION

     I, Herbert H. Sommer, Secretary of Q-MED, INC., hereby certify that the foregoing is a true and correct copy of the 1997 Equity Incentive Plan of the Company as adopted by the Board of Directors of the Company at a special meeting held on ________________, 199____ and by the Stockholders of the Company at an annual meeting held on ____________________, 199____.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Company this ___________________, 1997.



                                                  ------------------------------
                                                  Herbert H. Sommer, Secretary

                                     [FRONT]

                                                                           PROXY

                                   Q-MED, INC.
                              100 Metro Park South
                        Laurence Harbor, New Jersey 08878

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Michael W. Cox and Herbert H. Sommer as proxies, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated on the reverse side, all of the shares of common stock of Q-Med, Inc. held of record by the undersigned on April 28, 1997, at the annual meeting of stockholders to be held on May 30, 1997 or any adjournment thereof.

                                     [BACK]

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposal 1 through 4, inclusive.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1. ELECTION OF DIRECTORS

   Nominees: Michael W. Cox, Howard L. Waltman, Richard I. Levin, M.D.,
             Robert A. Burns and Herbert H. Sommer

                       FOR                   WITHHELD
                   all nominees         from all nominees

   FOR, except vote withheld from the following nominee(s):


2. To adopt the Q-Med, Inc. 1997 Equity Incentive Plan.

            For [ ]         Against [ ]        Abstain [ ]


3. To ratify the selection of Amper, Politziner & Mattia to serve as the Company's independent certified public accountants.

            For [ ]         Against [ ]        Abstain [ ]


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     Please sign exactly as name appears hereon. When shares are by joint tenants, both should sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


     ________________________                 ___________________
            Signature                                 Date


     ________________________                 ___________________
            Signature                                 Date